                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 23, 2004
                Date of Report (Date of earliest event reported)



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


     Nevada                            000-29182                 11-3292094
----------------                      ------------           ------------------
(State or other                       (Commission             (IRS Employer
 jurisdiction of                      File Number)           Identification No.)
 incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A
              -----------------------------------------------------

          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On July 23, 2004, the Company received a letter from Bruce Bendell granting the Company additional time, until August 16, 2004, to consider the terms of the transaction proposed by Mr. Bendell in a letter dated June 9, 2004, as extended on June 17, 2004 and July 6, 2004. A copy of the extension letter is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)     Exhibits

        Exhibit No.     Description
        -----------     -----------


        99.1            Extension Letter dated July 23, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2004

                                   THE MAJOR AUTOMOTIVE COMPANIES, INC.


                                   By: /s/ Bruce Bendell
                                       -----------------------------------------
                                       Name:  Bruce Bendell
                                       Title: President, Chief Executive Officer
                                              and Acting Chief Financial Officer


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